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                                     ARTHUR
                                    ANDERSEN

                                                                   [LETTERHEAD]


                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 333-21107 and No. 333-06575.


                                                           /s/ ARTHUR ANDERSEN


Cleveland, Ohio,
  March 6, 1997.